U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2010

Cannabis Medical Solutions, Inc.

(Name of small business issuer as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-1321002	20-8484256
(Commission File Number)	(I.R.S. Employer
Identification No.)

18565 Soledad Canyon Road #153

Canyon Country, Ca. 91351

(310) 309-9080

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2 below):

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", “us", “our", “our company" refer to Cannabis Medical Solutions, Inc., a Delaware corporation.

CHANGES IN REGISTRANT AND MATERIAL EVENTS

Section 8.01 OTHER EVENTS: Name Change, Reverse Split & Symbol Change

Effective March 4, 2010, the name of the Company was changed to “Cannabis Medical Solutions, Inc.”

Additionally, also effective March 4, 2010, the Company’s trading symbol was changed to “CMSI” in conjunction with the name change of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cannabis Medical Solutions, Inc.

By: /s/ Kyle Gotshalk

Kyle Gotshalk, CEO

Date: March 5, 2010

3